MFS(R)/Sun Life Series Trust

Bond Series                                 Massachusetts Investors Trust Series
Capital Appreciation Series                 Mid Cap Growth Series
Capital Opportunities Series                Mid Cap Value Series
Emerging Growth Series                      Money Market Series
Emerging Markets Equity Series              New Discovery Series
Global Governments Series                   Research Series
Global Growth Series                        Research Growth and Income Series
Global Total Return Series                  Research International Series
Government Securities Series                Strategic Growth Series
High Yield Series                           Strategic Income Series
International Growth Series                 Strategic Value Series
International Value Series                  Technology Series
Managed Sectors Series                      Total Return Series
Massachusetts Investors Growth Stock Series Utilities Series
                                            Value Series

                        Supplement to Current Prospectus



This prospectus supplement supercedes and replaces the series' prospectus supplement dated March 18, 2004.

Effective immediately, the first two paragraphs under the caption "Other Information - Pricing of Series' Shares" in the Trust's prospectus is replaced in their entirely by the following:

The price of each class of the series' shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, each series, except for the Money Market Series, values its assets at current market prices where current market prices are readily available, or at fair value as determined under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the series use the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in the series' judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the series' valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the series determines its net asset value, and therefore the series may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. The Money Market Series values its assets using the amortized cost method.

Effective immediately, fourth and fifth paragraphs under the caption "Other Information" in the Trust's prospectus are replaced in their entirety by the following:

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made primarily for investment purposes. The series reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by an insurance company or retirement plan sponsor through which the transaction is placed. In the event that the series reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The series reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the series' judgment, such delay would be in the series' best interest, in which case both the redemption and purchase side of the exchange will receive the series' net asset value at the conclusion of the delay period.

Excessive Trading Policies. Excessive trading into and out of the series can disrupt portfolio investment strategies and increase series' operating expenses. The series are not designed to accommodate excessive trading practices. The series and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which represent excessive trading.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the series or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the series and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the series receive purchase, exchange and redemption orders from insurance companies and retirement plans which maintain omnibus accounts with the series. Omnibus account arrangements are common forms of holding shares of a series, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements often permit the intermediaries to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a series. Therefore, the ability of the series to detect excessive trading practices with respect to shares held through omnibus arrangements is limited, and trading patterns representing a significant percentage of shareholders' account activity may not be monitored by the series.

Excessive Trading Risks. To the extent that the series or their agents are unable to curtail excessive trading practices in a series, these practices may interfere with the efficient management of the series' portfolio, and may result in the series engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the series' operating costs and decrease the series' investment performance, and maintenance of a higher level of cash balances would likewise result in lower series investment performance during periods of rising markets.

For series that significantly invest in foreign securities traded on markets which may close prior to when the series determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of series shares held by other shareholders. Because events may occur after the close of these foreign markets and before the series' valuation time that influence the value of these foreign securities, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these foreign securities as of the series' valuation time (referred to as price arbitrage). The series has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the series' valuation time. To the extent that the series does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of series shares held by other shareholders.

For series that significantly invest in high yield (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the series' portfolio to a greater degree than series which invest in highly liquid securities, in part because the series may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of series shares held by other shareholders.

Effective January 1, 2004, the Investment Advisory Agreement between the Trust and MFS is amended to reduce the management fees paid by certain series of the Trust to MFS to an annual rate of:

o        Research International Series.....................        0.90% on assets up to $1 billion;
                                                                   0.80% on assets in excess of $1 billion up to $2 billion;
                                                                   and
                                                                   0.70% on assets in excess of $2 billion;
o        Emerging Markets Equity Series....................        1.05% on assets up to $500 million; and 1.00% on assets
                                                                   in excess of $500 million;
o        Global Growth Series................................      0.90% on assets up to $1 billion;
                                                                   0.75% on assets in excess of $1 billion up to $2 billion;
                                                                   and
                                                                   0.65% on assets in excess of $2 billion;

o        International Growth Series........................       0.90% on assets up to $1 billion;
                                                                   0.80% on assets in excess of $1 billion up to $2 billion;
                                                                   and
                                                                   0.70% on assets in excess of $2 billion; and
o        International Value Series...........................     0.90% on assets up to $1 billion;
                                                                   0.80% on assets in excess
                                                                   of $1 billion up to $2
                                                                   billion; and 0.70% on
                                                                   assets in excess of $2
                                                                   billion.

Effective immediately, the following is added to the prospectus:

         Legal Proceedings. On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sale of funds sponsored by MFS (including the series). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

         As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

     In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. The complaints by these regulatory authorities did not involve the series, but rather involved MFS' retail funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

     Under the terms of the February Settlements, a $225 million pool has been established and funded by MFS for distribution to retail fund shareholders. MFS has further agreed with the NYAG to reduce its management fees by approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million. In addition, MFS and the retail funds will adopt certain governance changes.

     Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds. Messrs. Ballen and Parke will not be returning to MFS or the MFS funds after their suspensions.

     MFS and certain MFS funds and their trustees and affiliates have been named as defendants in class action and other lawsuits alleging similar claims concerning market timing and use of fund assets in recognition of fund sales and seeking damages of unspecified amounts.

     Although MFS does not believe that these regulatory developments will have a material adverse effect on the series, there can be no assurance that these developments and/or the ongoing adverse publicity resulting from these developments will not result in increased redemptions, reduced sales or other adverse consequences.



                  The date of this supplement is April 8, 2004.